UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2021

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2021, West Bancorporation, Inc. (the "Company") issued a press release announcing its second quarter earnings results for the period ended June 30, 2021, and the declaration of a quarterly dividend. The press release is furnished as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2021, the board of directors of West Bancorporation, Inc. (the “Company”) increased the size of the board of directors of the Company to twelve directors and appointed Douglas R. Gulling as a director of the Company, each of which is effective as of January 1, 2022.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2021 (the “Prior Form 8-K”), Mr. Gulling will be retiring as Executive Vice President, Treasurer and Chief Financial Officer of the Company, effective as of December 31, 2021. As disclosed in the Prior Form 8-K, in connection with the transition of Mr. Gulling’s roles, the Company entered into a Transitional Employment Agreement with Mr. Gulling pursuant to which the Company agreed to appoint Mr. Gulling as a member of the Company’s board of directors beginning on January 1, 2022. A summary of the material terms of the Transitional Employment Agreement can be found in Item 5.02 of the Prior Form 8-K under the heading “Transitional Employment Agreement with Mr. Gulling,” which summary is incorporated herein by reference. A copy of the Transitional Employment Agreement was filed as Exhibit 10.1 to the Prior Form 8-K.

No information is required to be disclosed with respect to Mr. Gulling pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
10.1
Transitional Employment Agreement dated May 27, 2021, between West Bancorporation, Inc. and Douglas R. Gulling (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 27, 2021)

99.1	Press Release of West Bancorporation, Inc. dated July 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

July 29, 2021	By:	/s/ Douglas R. Gulling
Name: Douglas R. Gulling
Title: Executive Vice President, Treasurer and Chief Financial Officer